Fees Summary	Aug. 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 29,898.32
Total Fee Amount	29,898.32
Total Transaction Valuation	216,497,627.65
Net Fee	$ 0.00